                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant   [X]
                           -
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_] Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Section 240.14a-12

                                 NETEGRITY, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                                 Not Applicable.
                ------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

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(2)   Aggregate number of securities to which transaction applies:

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(3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)   Proposed maximum aggregate value of transaction:

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(5)   Total fee paid:

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[_] Fee paid previously with preliminary materials:

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount previously paid:
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      (2)   Form, Schedule or Registration Statement No.:

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      (3)   Filing Party:

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      (4)   Date Filed:

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

                                NETEGRITY, INC.
                                 201 JONES ROAD
                               WALTHAM, MA 02451
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            ------------------------

TIME AND DATE.................   9:00 a.m., Eastern Daylight Time, on Wednesday,
                                 May 26, 2004

PLACE.........................   Netegrity, Inc.
                                 201 Jones Road
                                 Waltham, MA 02451

ITEMS OF BUSINESS.............   (1) To elect a Board of Directors to serve for
                                 the ensuing year.

                                 (2) To approve the adoption of the 2004 Stock Incentive Plan.

                                 (3) To grant discretionary authority to the presiding officer to propose and vote for one or more adjournments of the meeting including adjournments to permit further solicitation of proxies.

                                 (4) To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

RECORD DATE...................   In order to vote, you must be a stockholder of
                                 record on March 30, 2004.

PROXY VOTING..................   It is important that your shares be represented
                                 and voted at the meeting. You can vote your shares electronically via the Internet or by telephone or by completing and returning the proxy card sent to you. Voting instructions are printed on your proxy card and included in the accompanying Proxy Statement. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the Proxy Statement.

                                            /s/ M. Colette Cooke
                                            Vice President, General Counsel &
                                            Secretary

March 31, 2004

                                NETEGRITY, INC.

                                PROXY STATEMENT

                      2004 ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 26, 2004

     Proxies in the form enclosed with this proxy statement are solicited by the Board of Directors of Netegrity, Inc., a Delaware corporation (the "Company"), for use at the 2004 Annual Meeting of Stockholders to be held on Wednesday, May 26, 2004, at 9:00 a.m., Eastern Daylight Time, at the Company's principal executive offices located at 201 Jones Road, Waltham, Massachusetts 02451, and any adjournments thereof (the "Meeting").

     If the enclosed proxy is properly executed and returned, it will be voted in the manner directed by the stockholder. If no specification is made with respect to a particular matter, the shares will be voted for election of each of the director nominees and "For" approval of the other matters. With respect to the election of directors, any stockholder submitting a proxy has the right to withhold authority to vote for any individual nominee or group of nominees to the Board of Directors by writing the name of such individual or group in the space provided on the proxy. Any person giving the enclosed form of proxy has the power to revoke it by executing a proxy bearing a later date and delivering it to the Secretary of the Company at any time before the proxy is exercised, by voting in person at the meeting, or by giving written notice of revocation to the Secretary of the Company at any time before the proxy is exercised.

     The representation in person or by proxy of the holders of a majority of the outstanding shares of Common Stock is necessary to establish a quorum for the transaction of business. The election of directors shall be determined by a plurality of the votes cast by stockholders entitled to vote at the Meeting. The affirmative vote of the holders of a majority of the Common Stock present or represented by proxy and voting on the matter is required to approve the 2004 Stock Incentive Plan. Both abstentions and broker "non-votes" will be counted as present for the purposes of determining the existence of a quorum for the transaction of business. However, for purposes of determining the number of shares voting on a particular proposal, abstentions and broker "non-votes" will not be counted as votes cast or shares voting. In the event that a quorum is not present at the meeting, it is expected that the meeting will be adjourned or postponed to solicit additional proxies.

     The enclosed Annual Report to Stockholders incorporates the Company's Annual Report on Form 10-K for the year ended December 31, 2003, including financial statements and financial statement schedules, but excluding exhibits, as filed with the Securities and Exchange Commission. Please contact the Company in writing if you did not receive a copy of the Annual Report to Stockholders and the Company will furnish you a copy at no charge. THE COMPANY WILL PROVIDE, UPON WRITTEN REQUEST OF ANY STOCKHOLDER AS OF THE RECORD DATE FOR THE MEETING AND PAYMENT OF AN APPROPRIATE PROCESSING FEE, COPIES OF THE EXHIBITS TO THE COMPANY'S ANNUAL REPORT ON FORM 10-K. PLEASE ADDRESS YOUR REQUEST TO THE COMPANY SECRETARY AT THE ADDRESS SET FORTH BELOW.

     The Annual Report to Stockholders, containing financial statements for the year ended December 31, 2003 is being mailed with the proxy materials to all stockholders entitled to vote, on or about April 12, 2004.

     The Company's principal executive offices are located at 201 Jones Road, Waltham, Massachusetts 02451, and its telephone number is (781) 890-1700.

                       RECORD DATE AND VOTING SECURITIES

     Only stockholders of record at the close of business on March 30, 2004 are entitled to notice of, and to vote at, the Meeting. On March 30, 2004, the Company had outstanding 37,730,131 shares of Common Stock, par value $.01 per share. Each outstanding share of Common Stock entitles the holder to one vote.

             MANAGEMENT AND PRINCIPAL HOLDERS OF VOTING SECURITIES

     The following table sets forth the beneficial ownership of the Company's Common Stock, as of February 27, 2004, by (i) each person known by the Company to beneficially own more than 5% of the issued and outstanding shares of Common Stock, (ii) each director of the Company, (iii) each "named executive officer" of the Company identified in the Summary Compensation Table below, and (iv) the current directors and executive officers of the Company as a group. The address of each of our directors and named executive officers is c/o Netegrity, Inc., 201 Jones Road, Waltham, MA 02451.

     Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission ("SEC"), and generally includes voting power and/or investment power with respect to securities. Shares of Common Stock subject to options or warrants exercisable within 60 days of February 27, 2004 are deemed outstanding for purposes of computing the percentage beneficially owned by the person holding the options or warrants, but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person. Except as indicated by footnote, we believe that the persons named in this table, based on information provided by them, have sole voting and investment power with respect to the shares of Common Stock indicated.

NAME AND ADDRESS OF                                           SHARES BENEFICIALLY
BENEFICIAL OWNER                                                     OWNED           PERCENT OF CLASS
-------------------                                           -------------------    ----------------
T. Rowe Price Associates, Inc.(1)...........................       4,499,060               11.96%
  100 East Pratt Street
  Baltimore, MD 21202
Lawrence D. Lenihan, Jr.(2).................................       2,713,305                7.21%
Pequot Capital Management, Inc.(3)..........................       2,654,930                7.06%
  500 Nyala Farm Road
  Westport, CT 06880
Barry N. Bycoff(4)..........................................       1,352,227                3.50%
Regina O. Sommer(5).........................................         133,019                   *
Deepak Taneja(6)............................................         302,390                   *
Michael L. Mark(7)..........................................         186,829                   *
Ralph B. Wagner(8)..........................................          94,618                   *
Thomas L. Thimot(9).........................................          77,250                   *
William C. Bartow(9)........................................         183,124                   *
Eric R. Giler(9)............................................          43,063                   *
Ronald T. Maheu(9)..........................................           3,750                   *
All current executive officers and directors as a group (12
  persons)(10)..............................................       5,420,345               13.33%

---------------
   * less than 1%

 (1) Consists of securities owned by various individual and institutional investors which T. Rowe Price Associates, Inc. ("Price Associates") serves as investment advisor with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, as amended, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims beneficial ownership of such securities.

 (2) Includes 15,000 shares held by Mr. Lenihan's minor children. Mr. Lenihan is a Managing General Partner of Pequot Capital Management, Inc. and may be deemed to beneficially own the 2,654,930 shares held by Pequot Private Equity Fund, L.P. ("Pequot Equity") and Pequot Offshore Private Equity Fund, Inc. ("Pequot Offshore"). The 2,654,930 shares include 3,750 shares issuable upon exercise of options exercisable within 60 days of February 27, 2004. Mr. Lenihan disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein.

 (3) Consists of 2,353,235 shares held of record by Pequot Equity Fund, and 297,945 shares held of record by Pequot Offshore and 3,750 shares issuable upon exercise of options exercisable within 60 days of

     February 27, 2004. Both funds are managed by Pequot Capital Management, Inc., which has voting and dispositive power of the shares of Common Stock held by Pequot Equity and Pequot Offshore.

 (4) Includes 15,000 shares held in trust for the benefit of Mr. Bycoff's children and 966,977 shares issuable upon exercise of options exercisable within 60 days of February 27, 2004.

 (5) Includes 98,019 shares issuable upon exercise of options exercisable within 60 days of February 27, 2004.

 (6) Includes 189,800 shares issuable upon exercise of options exercisable within 60 days of February 27, 2004.

 (7) Includes 34,063 shares issuable upon exercise of options exercisable within 60 days of February 27, 2004.

 (8) Includes 31,250 shares issuable upon exercise of options exercisable within 60 days of February 27, 2004.

 (9) Consists of shares issuable upon exercise of options exercisable within 60 days of February 27, 2004.

(10) Includes 1,696,246 shares issuable upon exercise of options exercisable within 60 days of February 27, 2004.

                             ELECTION OF DIRECTORS

     At each annual meeting of stockholders, the Company's directors are elected for a term of one year. At the Meeting, six directors are to be elected, which will constitute the entire Board of Directors (the "Board"). The directors of the Company so elected shall hold office until the next annual meeting of stockholders and until their successors have been elected and qualified.

     No proxy may be voted for more people than the number of nominees listed below. Shares represented by all proxies received by the Board and not so marked as to withhold authority to vote for any individual director (by writing that individual director's name where indicated on the proxy) or for all directors will be voted FOR the election of all the nominees named below. If one or more nominees are unable or unwilling to serve, the persons named in the accompanying proxy will vote for substitutes designated by the Board. Should the Board not recommend a substitute for any nominee, the proxy will be voted for the election of the remaining nominees.

   THE FOLLOWING PARAGRAPHS PROVIDE INFORMATION AS OF THE DATE OF THIS PROXY STATEMENT ABOUT EACH MEMBER OF THE COMPANY'S BOARD OF DIRECTORS, EACH OF WHOM IS
                            A NOMINEE FOR ELECTION.

     SANDRA E. BERGERON, 45 years old, became a director of the Company in February 2004. Ms. Bergeron has served as Executive Vice President of Corporate Development and Strategic Research of Network Associates, Inc., a company offering computer security solutions, since November 2001. She has been employed with Network Associates since April 1995. Prior to joining Network Associates, Inc., Ms. Bergeron was employed by Dun & Bradstreet in Chicago and worked for the Nielsen North America and Marketing Information Services Division from November 1990 to March 1995.

     BARRY N. BYCOFF, 55 years old, was appointed President and Chief Executive Officer and director of the Company in April 1993. In November 1999, Mr. Bycoff was also appointed Chairman of the Board.

     ERIC R. GILER, 48 years old, became a director of the Company in December of 1996. Since 1984, Mr. Giler has served as director and President of Brooktrout, Inc., a supplier of hardware and software platforms used in the development of applications, services and systems for The New Network, which was founded in 1984. Mr. Giler serves on the Executive Committee of the American Electronics Association (AeA) New England Council. In addition, Mr. Giler has served on the board of the Massachusetts Telecommunications Council since its founding in 1993, most recently as Chairman.

     LAWRENCE D. LENIHAN, JR., 39 years old, became a director of the Company in November 2000. Mr. Lenihan is a Managing General Partner and co-head of the Pequot venture funds and the Pequot private equity funds. Prior to joining Pequot in 1996, he was a principal of Broadview Associates L.L.C., a technology oriented investment-banking firm. Prior to joining Broadview, he held several positions at IBM, including the leader of the interactive multimedia software product business. Mr. Lenihan also serves on the Board of Directors of Digital Generation Systems, Inc., a provider of digital distribution services to the broadcast advertising industry, and US Search.com, Inc., an online provider of information and risk management services providing public record information about individuals and companies, and several other private companies.

     RONALD T. MAHEU, 62 years old, became a director of the Company in May 2003. Mr. Maheu was a senior partner at PricewaterhouseCoopers LLP from 1998 to July 2002. From 1982 to 1998, he chaired Coopers & Lybrand's U.S. Technology Industry Program. He currently serves on the board of directors of Enterasys Networks, Inc. and Charles River Associates, Inc.

     RALPH B. WAGNER, 70 years old, became a director of the Company in September 1992. Since 1997, Mr. Wagner has been a principal of Walnut Venture Associates, an early stage technology funding partnership. Mr. Wagner was a co-founder of icomXpress, Inc., a company producing workflow software for electronic commerce applications. Mr. Wagner serves as a director of several private companies including DYS Analytics, a developer, manufacturer and marketer of software programs, and Softrax, a software developer specializing in software for the software industry.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION
                         OF EACH OF THE ABOVE NOMINEES.

                     APPROVAL OF 2004 STOCK INCENTIVE PLAN

     On February 12, 2004, the Board of Directors of the Company adopted, subject to stockholder approval, the 2004 Stock Incentive Plan, or the 2004 Plan. Up to 4,000,000 shares of Common Stock (subject to adjustment in the event of stock splits and other similar events) may be issued pursuant to awards granted under the 2004 Plan.

     The Board of Directors believes that the future success of the Company depends, in large part, upon the ability of the Company to maintain a competitive position in attracting, retaining and motivating key personnel. ACCORDINGLY, THE BOARD OF DIRECTORS BELIEVES ADOPTION OF THE 2004 PLAN IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 2004 PLAN.

DESCRIPTION OF THE 2004 PLAN

     The following is a brief summary of the 2004 Plan. The following summary is qualified in its entirety by reference to the 2004 Plan, a copy of which is attached to the electronic copy of this proxy statement filed with the SEC and may be accessed from the SEC's home page, www.sec.gov. In addition, a copy of the 2004 Plan may be obtained from the Secretary of the Company.

  Types of Awards

     The 2004 Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended, or the Code, non-statutory stock options, restricted stock awards, stock appreciation rights, and other stock-based awards, including the grant of shares based upon certain conditions.

     Incentive Stock Options and Non-statutory Stock Options. Optionees receive the right to purchase a specified number of shares of Common Stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Options may be granted at an exercise price which may be equal to or greater than the fair market value of the Common Stock on the date of grant. Under present law, incentive stock options and options intended to qualify as performance-based compensation under
Section 162(m) of the Code may not be granted at an exercise price less than 100% of the fair market value of the Common Stock on the date of grant (or less than 110% of the fair market value in the case of incentive stock options granted to optionees holding more than 10% of the total combined voting power of the Company and its subsidiaries). Options may not be granted for a term in excess of ten years (five years in the case of incentive stock options granted to optionees holding more than 10% of the total combined voting power of the Company or its subsidiaries). The 2004 Plan permits the following forms of payment of the exercise price of options: (i) payment by cash or check,
(ii) delivery to the Company of an irrevocable undertaking by a broker to deliver sufficient funds or delivery to the Company of a copy of irrevocable instructions to a broker to deliver sufficient funds, (iii) surrender to the Company of shares of Common Stock, (iv) delivery to the Company of a promissory note, (v) any other lawful means, or (vi) any combination of these forms of payment.

     Restricted Stock Awards. Restricted stock awards entitle recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of those shares from the recipient in the event that the conditions specified in the applicable award are not satisfied prior to the end of the applicable restriction period established for the award.

     Stock Appreciation Rights. Awards of stock appreciation rights entitle recipients to acquire on exercise an amount of cash or Common Stock or a combination of cash and Common Stock determined by reference to the appreciation in the fair market value of the Common Stock from the date of grant of the award.

     Other Stock-Based Awards. Under the 2004 Plan, the Board of Directors has the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board of Directors may determine, including the grant of shares based upon certain conditions.

  Eligibility to Receive Awards

     Employees, officers, directors, consultants and advisors of the Company and its subsidiaries (including persons who have entered into an agreement with the Company or a subsidiary of the Company under which they will be employed by the Company or the subsidiary in the future) are eligible to be granted awards under the 2004 Plan. Under present law, however, incentive stock options may only be granted to employees of the Company and its subsidiaries. The maximum number of shares with respect to which awards may be granted to any participant under the 2004 Plan may not exceed 500,000 shares per calendar year.

     The 2004 Plan limits the number of shares of Common Stock that can be issued pursuant to awards other than options or stock appreciation rights to 800,000.

  Plan Benefits

     As of March 30, 2004, approximately 350 persons were eligible to receive awards under the 2004 Plan, including the Company's six executive officers and six non-employee directors. The granting of awards under the 2004 Plan is discretionary, and the Company cannot now determine the number or type of awards to be granted in the future to any particular person or group.

     On March 30, 2004, the last reported sale price of the Company Common Stock on the NASDAQ National Market was $8.19.

  Administration

     The 2004 Plan is administered by the Board of Directors. The Board of Directors has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 2004 Plan. Pursuant to the terms of the 2004 Plan, the Board of Directors may delegate authority under the 2004 Plan to one or more committees or subcommittees of the Board of Directors. The Board of Directors has authorized the Compensation Committee to administer certain aspects of the 2004 Plan, including the granting of options to executive officers, and has authorized the President of the Company, Mr. Barry Bycoff, to grant options subject to limitations set by the Compensation Committee.

     Subject to any applicable limitations contained in the 2004 Plan, the Board of Directors, the Compensation Committee, or any committee to whom the Board of Directors delegates authority, as the case may be, selects the recipients of Awards and determines (i) the number of shares of Common Stock covered by

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

options and the dates upon which those options become exercisable, (ii) the exercise price of options (which may not be less than 100% of fair market value of the Common Stock), (iii) the duration of options (which may not exceed 10 years), and (iv) the number of shares of Common Stock subject to any restricted stock or other stock-based awards and the terms and conditions of those awards, including conditions for repurchase, issue price and repurchase price.

     The Board of Directors, or a committee to whom the Board of Directors has delegated authority, may delegate to one or more officers of the Company the power to grant awards to employees of the Company and its subsidiaries, provided that the terms of those awards, including the exercise price, and the maximum number of shares subject to those awards, is fixed by the Board of Directors, or a committee to whom the Board of Directors has delegated that authority.

     The Board of Directors is required to make appropriate adjustments in connection with the 2004 Plan and any outstanding awards to reflect stock splits, reverse stock splits, stock dividends, recapitalizations, combinations of shares, reclassifications of shares, spin-offs and other similar changes in capitalization. The 2004 Plan also contains provisions addressing the consequences of any reorganization event, which is defined as (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property, (b) any exchange of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange transaction or (c) any liquidation or dissolution of the Company.

     In connection with a reorganization event, the Board of Directors may provide that:

     - awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation or its affiliate,

     - awards will become exercisable in full and will terminate immediately prior to the reorganization event to the extent not exercised within a specified time period,

     - in the event of a reorganization event in which holders of Common Stock will receive a cash payment for each share surrendered in the reorganization event, each holder of an award will receive, in exchange for the award, a cash payment equal to the cash payment for each share surrendered in the reorganization event times the number of shares of Common Stock subject to the award minus the aggregate exercise price of the award,

     - awards will become exercisable or realizable, and restrictions applicable to a restricted stock award or other award will lapse, in whole or in part, prior to or upon the reorganization event,

     - in connection with a liquidation or dissolution of the Company, awards will convert into the right to receive liquidation proceeds, net of any exercise price, or

     - any combination of the above.

     If any award expires or is terminated, surrendered, canceled or forfeited, the unused shares of Common Stock covered by the award will again be available for grant under the 2004 Plan, subject, however, in the case of incentive stock options, to any limitations under the Code.

  Amendment or Termination

     No award may be made under the 2004 Plan after February 11, 2014, but awards previously granted may extend beyond that date. The Board of Directors may at any time amend, suspend or terminate the 2004 Plan, except that, to the extent determined by the Board of Directors, no amendment requiring stockholder approval under applicable legal, regulatory or listing requirements will become effective until stockholder approval is obtained.

     If the Company's stockholders do not approve the adoption of the 2004 Plan, the 2004 Plan will not go into effect, and the Company will not grant any awards under the 2004 Plan. In that event, the Board of Directors will consider whether to adopt alternative arrangements based on its assessment of the needs of the Company.

     The 2004 Plan provides for the issuance of up to 4,000,000 shares of Common Stock, which the Company currently believes will be sufficient for awards to be made during the next two years. The 2004 Plan does not contain an "evergreen" provision that would periodically increase the number of shares available under the plan without shareholder approval.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of the United States federal income tax consequences that generally will arise with respect to Awards granted under the 2004 Plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement. Changes to these laws could alter the tax consequences described below.

  Incentive Stock Options

     An optionee will not have income upon the grant of an incentive stock option. Also, except as described below, an optionee will not have income upon exercise of an incentive stock option if the optionee has been employed by the Company or its corporate parent or 50% or more-owned corporate subsidiary at all times beginning with the option grant date and ending three months before the date the optionee exercises the option. If the optionee has not been so employed during that time, then the optionee will be taxed as described below under "Nonstatutory Stock Options." The exercise of an incentive stock option may subject the optionee to the alternative minimum tax.

     An optionee will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the optionee sells the stock. If a optionee sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If an optionee sells the stock prior to satisfying these waiting periods, then the optionee will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the optionee has held the stock for more than one year and otherwise will be short-term. If a optionee sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the optionee held the stock for more than one year and otherwise will be short-term.

  Non-statutory Stock Options

     An optionee will not have income upon the grant of a non-statutory stock option. An optionee will have compensation income upon the exercise of a non-statutory stock option equal to the value of the stock on the day the optionee exercised the option less the exercise price. Upon sale of the stock, the optionee will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the optionee has held the stock for more than one year and otherwise will be short-term.

  Stock Appreciation Rights

     An optionee will not have taxable income upon the grant of a stock appreciation right. An optionee generally will recognize compensation income upon the exercise of a stock appreciation right equal to the amount of the cash and the fair market value of any stock received. Upon the sale of the stock, the optionee will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the stock appreciation right was exercised. This capital gain or loss will be long-term if the optionee held the stock for more than one year and otherwise will be short-term.

  Restricted Stock Awards

     An optionee will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely 83(b) election is made, then an optionee will have compensation income equal to the value of the stock less the purchase price. When the stock is sold, the optionee will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the optionee does not make an 83(b) election, then when the stock vests the optionee will have compensation income equal to the value of the stock on the vesting date less the purchase price. When the stock is sold, the optionee will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the optionee held the stock for more than one year and otherwise will be short-term.

  Other Stock-Based Awards

     The tax consequences associated with any other stock-based award granted under the 2004 Plan will vary depending on the specific terms of the award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the optionee under the award and the optionee's holding period and tax basis for the award or underlying Common Stock.

  Tax Consequences to the Company

     There will be no tax consequences to the Company except that the Company will be entitled to a deduction when an optionee has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

                              CORPORATE GOVERNANCE

     The Company is committed to strong and effective corporate governance because it believes that it leads to long-term value for its stockholders. During the past year, the Company reviewed and strengthened its corporate governance practices. The Company's goal is to embody the "best practice" in all areas of corporate governance. The Company has adopted a Code of Business Conduct and Ethics that applies to all directors and employees including its principal executive officer, principal accounting officer or controller, or persons performing similar functions. The Company intends to disclose on its website any amendments to, or waivers from, its Code of Business Conduct and Ethics that it is required to disclose pursuant to the disclosure requirements of Item 10 of Form 8-K and the requirements of the NASDAQ Stock Market.

     For a copy of Netegrity's Audit Committee charter, Compensation Committee charter, Nomination and Governance Committee charter, Corporate Governance Guidelines and Code of Business Conduct and Ethics, please visit our corporate website at www.netegrity.com or write to: Secretary of the Company, Netegrity, Inc., 201 Jones Road, Waltham, Massachusetts 02451.

BOARD OF DIRECTORS AND MEETINGS

     The business affairs of the Company are conducted under the direction of the Board. In satisfying its responsibilities, the Board is authorized to retain its own advisors to assist and advise the Board and its committees.

     The role of the Board is to effectively govern the affairs of the Company for the benefit of its stockholders. The Board strives to ensure the success and continuity of the Company's business through the appointment of qualified management. The Board also seeks to ensure that the Company's activities are conducted in a responsible and ethical manner. The Company's Corporate Governance Guidelines provide that Board members should consider the number of other public company boards on which they serve so that they are able to devote adequate time to their duties to the Company.

     The Board held nine meetings during the year ended December 31, 2003. Each director attended at least 75% of all meetings held by the Board and committees of the Board on which he served during 2003 with the exception of Mr. Eric Giler, who attended at least 66% of the Board meetings.

     The Company's Corporate Governance Guidelines provide that directors are expected to attend annual meetings of stockholders. All directors attended the 2003 annual meeting of stockholders.

INDEPENDENT DIRECTORS AND LEAD DIRECTOR

     With the exception of Mr. Bycoff, who is an employee of the Company, and Mr. Michael Mark, the Board has determined that all of the members of the Board of Directors are independent as defined under the rules of the NASDAQ Stock Market that become applicable to the Company on the date of the Meeting. Independent directors do not receive consulting, legal or other fees from the Company other than compensation for services as a member of the Board or a committee of the Board. Mr. Bycoff does not participate in any action of the Board relating to his executive compensation plans and is not present during any discussions of his compensation.

     The Board has established the position of Lead Director, which is currently held by Mr. Lenihan. Independent directors meet on a regular basis apart from Mr. Bycoff and management representatives, and the Lead Director is responsible for chairing these executive sessions.

BOARD COMMITTEES

     The Board of Directors has established three standing committees -- Audit, Compensation and Nomination and Governance. Each of these committees has a written charter approved by the Board. Current copies of each committee's charter are posted on the Corporate Governance section of the Company's website, www.netegrity.com. In addition, a copy of the Audit Committee charter, as in effect on the date of this proxy statement, is attached to this proxy statement as Appendix "A".

     The Board has determined that all of the members of each of the Board's three standing committees are independent as defined under the rules of the NASDAQ Stock Market that become applicable to the Company on the date of the Meeting, including, in the case of all members of the Audit Committee, the additional independence requirements of Rule 10A-3 under the Exchange Act. In addition, all of the members of the Audit Committee are independent as defined by the rules of the NASDAQ Stock Market that apply to the Company until the date of the Meeting.

     Each committee evaluates its performance on an annual basis and reviews and periodically (in the case of the Audit Committee at least annually) assesses the adequacy of its charter. Each Committee is permitted by its charter to retain independent consultants to advise and assist it in its duties. The members of the committees are identified below.

AUDIT COMMITTEE

     The Audit Committee is currently composed of Messrs. Maheu, Chairman, and Wagner, and Ms. Bergeron. The Audit Committee held seven meetings during 2003.

     The Board has determined that Mr. Maheu is an "audit committee financial expert" as defined in Item 401(h) of Regulation S-K.

     The duties and responsibilities of the Audit Committee include the following:

     - appointing, approving the compensation of, and assessing the independence of the Company's independent auditor;

     - overseeing the work of the Company's independent auditor, including the receipt and consideration of certain reports from independent auditors;

     - reviewing and discussing with management and the independent auditors the Company's audited financial statements;

     - monitoring the Company's internal controls over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

     - establishing procedures for the receipt and retention of accounting-related complaints and concerns; and

     - preparing the audit committee report required by SEC rules (which is included on page "16" of this proxy statement).

COMPENSATION COMMITTEE

     The Compensation Committee is currently composed of Messrs. Wagner, Chairman, and Lenihan and Ms. Bergeron. The Compensation Committee held four meetings during 2003.

     The duties and responsibilities of the Compensation Committee include the following:

     - annually reviewing the corporate goals and objectives relevant to CEO compensation;

     - recommending to the Board the CEO's compensation;

     - reviewing, and making recommendations to the Board with respect to, the compensation of the Company's other executive officers;

     - overseeing and administering the Company's cash and equity incentive plans; and

     - reviewing and making recommendations to the Board with respect to director compensation.

NOMINATION AND GOVERNANCE COMMITTEE

     The Nomination and Governance Committee is currently composed of Messrs. Lenihan, Chairman, Giler and Maheu. The Nomination and Governance Committee held four meetings during 2003.

     The duties and responsibilities of the Nomination and Governance Committee include the following:

     - identifying individuals qualified to become Board members;

     - recommending to the Board the persons to be nominated for election as directors and to each of the Board's committees;

     - reviewing and making recommendations to the Board with respect to CEO succession planning;

     - developing and recommending to the Board corporate governance principles; and

     - overseeing an annual evaluation of the Board.

     The Nomination and Governance Committee has developed a set of Corporate Governance Guidelines (the "Guidelines") applicable to the Board. The Nomination and Governance Committee is responsible for reviewing the Guidelines and reporting and making recommendations to the Board concerning corporate governance matters. Among other matters, the Guidelines established the following governing principles:

     - a majority of the members of the Board are to be independent directors as defined by the NASDAQ Stock Market, except as otherwise permitted by NASDAQ rules;

     - the Board and committees shall have access to management and independent advisors;

     - the Board and its members shall be subject to annual self-evaluation and assessment;

     - the Board shall review the Company's fundamental operating, financial and other corporate plans, strategies and objectives;

     - the Board may designate a Lead Director in the event the Chairman of the Board is not an independent director;

     - independent directors shall meet at least twice a year to discuss, among other matters, the performance of the CEO, and at other times at the request of any independent director, apart from other Board members and management representatives, and the Lead Director, if any, shall be responsible for running the meetings;

     - the CEO shall make available to the Board his or her recommendations on succession planning; and

     - directors are expected to attend the annual meeting of stockholders.

DIRECTOR CANDIDATES

     The process followed by the Nomination and Governance Committee to identify and evaluate director candidates includes using an executive search firm, requests to Board members and others for recommendations, meeting from time to time to evaluate biographical information and background material relating to potential candidates, and interviewing selected candidates by Committee members.

     In deciding whether to include a candidate in the Board's slate of recommended director nominees, the Nomination and Governance Committee will apply criteria set forth in the Company's Corporate Governance Guidelines. These criteria include the candidate's integrity, business acumen, knowledge of the Company's business and industry, experience, conflicts of interest and the ability to act in the interests of all stockholders. The Committee does not assign specific weight to particular criteria and no particular criterion is a prerequisite for each prospective nominee. The Company believes that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

     Stockholders may recommend individuals to the Nomination and Governance Committee for consideration as director candidates by submitting their names to the Nomination and Governance Committee, c/o Corporate Secretary, Netegrity, Inc., 201 Jones Road, Waltham, MA 02451, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of the Common Stock for at least a year as of the date such recommendation is made. Upon receipt of appropriate biographical and background material, the Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

     Stockholders also have the right under the Company's bylaws to directly nominate director candidates, without any action or recommendation on the part of the Nomination and Governance Committee or the Board, by following the procedures set forth under "Stockholder Proposals".

     At the Meeting, stockholders will be asked to consider the election of Mr. Ronald Maheu and Ms. Sandra Bergeron, who have been nominated for election as directors for the first time. Mr. Maheu was recommended to the Committee by an executive officer other than the CEO and Ms. Bergeron was recommended to the Committee by an independent search firm and the Board determined to include them among its nominees.

STOCKHOLDER COMMUNICATIONS

     The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Absent unusual circumstances, the Lead Director is primarily responsible for monitoring communications from stockholders and for providing copies or summaries of such communications to the other directors.

     Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that are important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which the Company tends to receive repetitive or duplicative communications or matters as to which the Company would handle in the ordinary course of business.

     Stockholders who wish to send communications on any topic to the Board should address such communications in care of the Company's Corporate Secretary at 201 Jones Road, Waltham, MA 02451.

                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee has reviewed the Company's audited consolidated financial statements for the fiscal year ended December 31, 2003 and has discussed these consolidated financial statements with the Company's management and the Company's independent auditors, KPMG LLP.

     The Company's management is responsible for the preparation of the Company's financial statements and for maintaining an adequate system of disclosure controls and procedures and internal control over financial reporting for that purpose. The Company's independent auditors are responsible for conducting an independent audit of the Company's annual consolidated financial statements in accordance with generally accepted accounting principles and issuing a report on the results of their audit. The Audit Committee is responsible for providing independent, objective oversight of these processes.

     The Audit Committee has also discussed with KPMG LLP the matters required by Statement on Auditing Standards 61 (Communication with Audit Committees). SAS 61 requires the Company's independent auditors to discuss with the Company's Audit Committee, among other things,

     - methods to account for significant unusual transactions;

     - the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

     - the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors' conclusions regarding the reasonableness of those estimates; and

     - disagreements with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures in the consolidated financial statements.

     The Company's independent auditors also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee has discussed with the independent auditors their independence from the Company.

     Based on its discussions with management and the independent auditors, and its review of the representations and information provided by management and the independent auditors, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003.

                                          AUDIT COMMITTEE

                                          Ronald T. Maheu, Chairman
                                          Sandra E. Bergeron
                                          Ralph B. Wagner

                            INDEPENDENT AUDITOR FEES

     The following table summarizes the fees of KPMG LLP, our independent auditor, billed to us for each of the last two years for audit services and billed to us in each of the last two fiscal years for other services:

FEE CATEGORY                                                    2003       2002
------------                                                  --------   --------
Audit fees(1)...............................................  $262,021   $177,500
Audit-related fees(2).......................................    24,650     13,902
Tax fees(3).................................................    37,075     54,098
All other fees..............................................        --         --
                                                              --------   --------
  Total fees................................................  $323,746   $245,500
                                                              ========   ========

---------------

(1) Audit fees consist of fees for the audit of our financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements.

(2) Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and the review of our financial statements and which are not reported under "Audit fees". These services related to employee benefit audits and due diligence services related to an acquisition.

(3) Tax fees consist of fees for tax compliance.

  Pre-Approval Policy and Procedures

     The Audit Committee has adopted policies and procedures relating to the approval of all audit services and all non-audit services that are to be performed by the Company's independent auditor. This policy generally provides that the Company will not engage its independent auditor to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

     From time to time, the Audit Committee may pre-approve specified types of services that are expected to be provided to the Company by its independent auditor during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

     The Audit Committee has also delegated to its Chairman the authority to approve any audit or non-audit services to be provided to the Company by its independent auditor. Any approval of services by the Chairman pursuant to this delegated authority is reported on at the next meeting of the Audit Committee.

     All of KPMG's audit services listed above were approved by the Audit Committee in accordance with the Company's pre-approval policies and procedures.

                           COMPENSATION OF DIRECTORS

     In 2003, the Company compensated each non-employee director at a rate of $15,000 per year. Each non-employee director was also reimbursed by the Company for his or her expenses associated with meeting attendance. In 2003, the Chairman of the Audit Committee received an additional $15,000 per year and the other members of the Audit Committee received an additional $5,000 per year for their service on the Audit Committee.

     In 2004, the Company will compensate each non-employee director at a rate of $20,000 per year. Each non-employee director will also be reimbursed by the Company for his or her expenses associated with meeting attendance. In 2004, the Chairman of the Audit Committee will receive an additional $15,000 per year and the other members of the Audit Committee will each receive an additional $5,000 per year for their services on the Audit Committee. In 2004, the Chairman of the Compensation Committee and the Chairman of the Nomination and Governance Committee will each receive an additional $5,000 for their service on their respective committees.

     During the year ended December 31, 2003, each non-employee director of the Company participated in either the 1997 Non-Employee Director Stock Option Plan (the "1997 Plan") or the 2000 Incentive Stock Plan (the "2000 Plan"). The 1997 Plan and the 2000 Plan authorize grants of stock options to members of the Board who are neither employees nor officers of the Company. During the year ended December 31, 2003, Messrs. Giler, Lenihan, Mark and Wagner were each granted an option to purchase 15,000 shares under the 2000 Plan at an exercise price of $4.40 and Mr. Maheu was granted an option to purchase 25,000 shares under the 1997 Plan at an exercise price of $6.33.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of our Compensation Committee during 2003 included Messrs. Wagner, Chairman, Lenihan, and Mark. During 2003, no executive officer of the Company served as a director or member of the Company's Compensation Committee or the compensation committee (or other committee serving an equivalent function) of any other entity where executive officers served as a member of the Company's Board or Compensation Committee.

     During 2003, the Company paid approximately $109,000 for marketing services to a company, the principal stockholder of which is the son-in-law of Mr. Mark, a member of the Company's Board.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In May 1996, Mr. Bycoff, the Company's Chairman of the Board, Chief Executive Officer and President, exercised an option to purchase 300,000 shares of the Company's Common Stock for an aggregate price of $200,000. The Board approved a loan of $200,000 to Mr. Bycoff for payment of the exercise price, which was evidenced by a note, the repayment of which was secured by the 300,000 shares of Common Stock until May 2002, when the security obligation was removed. This full recourse note bears interest at a rate of 7% per annum and is due and payable on demand by the Company at the discretion of the Board. Approximately $100,000 in principal on the loan remains due as of February 27, 2004. The largest aggregate amount of indebtedness of Mr. Bycoff to the Company since January 1, 2003 was approximately $125,400.

                              SUMMARY COMPENSATION

     The following table sets forth the annual and long-term compensation for services in all capacities to the Company for the three years ended December 31, 2003, of those persons who (i) served as the Chief Executive Officer of the Company during any part of the year ended December 31, 2003, (ii) the four most highly compensated executive officers of the Company at December 31, 2003 whose annual compensation and bonus exceeded $100,000 (the "named executive officers"):

                                                      ANNUAL COMPENSATION(1)   LONG-TERM COMPENSATION
                                           CALENDAR   ----------------------         AWARDS(2)
NAME AND PRINCIPAL POSITION                  YEAR     SALARY($)    BONUS($)        OPTIONS(#)(3)
---------------------------                --------   ----------   ---------   ----------------------
Barry N. Bycoff..........................    2003      $375,000    $102,000          1,261,636(3)
  Chairman of the Board, Chief               2002       375,000      25,000            425,000(4)
  Executive Officer & President              2001       375,000      20,000            100,000(4)
William C. Bartow........................    2003      $200,000    $ 44,795            350,000(5)
  Vice President of Engineering              2002       170,000           0             70,000(4)
                                             2001       170,000      15,000             50,000(4)
Regina O. Sommer.........................    2003      $200,000    $ 27,000            275,000(6)
  Chief Financial Officer and Treasurer      2002       200,000           0                  0
                                             2001         2,081           0            200,000(4)
Deepak Taneja............................    2003      $210,000    $ 18,000            270,000(7)
  Chief Technology Officer                   2002       210,000           0            145,000(4)
                                             2001       202,000      15,000             50,000(4)
Thomas L. Thimot.........................    2003      $250,080    $ 85,766            136,000
  Vice President of Sales and Service        2002        77,105      50,000            300,000

---------------

(1) Salary and bonus amounts include amounts earned in 2003. In the case of Mr. Thimot, bonus amounts include sales commissions. Excludes perquisites and other personal benefits, the aggregate annual amount of which for each officer is less than the lesser of $50,000 or 10% of the total salary and bonus reported.

(2) The Company did not grant any restricted stock awards or stock appreciation rights or make any long-term incentive plan payouts to the named executive officers during the three years ended December 31, 2002.

(3) Includes 750,000 shares underlying options granted in connection with a tender offer statement filed on August 23, 2002, and as subsequently amended, with the Securities and Exchange Commission in connection with certain stock options outstanding under non-director stock plans (the August 2002 Offer to Exchange). The number of shares granted was equal to the number of shares tendered by Mr. Bycoff, except that options with an exercise price of $36.09 tendered by Mr. Bycoff were exchanged at a rate of one share underlying a new option for each two shares underlying such tendered options. Each new option was granted with an exercise price equal to the fair market value of the Common Stock on the date of the grant and is exercisable in accordance with a schedule based on the duration of Mr. Bycoff's employment with the Company.

(4) Consists of shares underlying options tendered by the optionee in connection with the August 2002 Offer to Exchange and which are no longer outstanding.

(5) Includes 300,000 shares underlying options granted in connection with the August 2002 Offer to Exchange. The number of shares granted were equal to the number of shares tendered by Mr. Bartow. Each new option was granted with an exercise price equal to the fair market value of the Common Stock on the date of the grant and is exercisable in accordance with a schedule based on the duration of Mr. Bartow's employment with the Company.

(6) Includes 200,000 shares underlying options granted in connection with the August 2002 Offer to Exchange. The number of shares granted was equal to the number of shares tendered by Ms. Sommer. Each new option was granted with an exercise price equal to the fair market value of the Common Stock on the date of the grant and is exercisable in accordance with a schedule based on the duration of Ms. Sommer's employment with the Company.

(7) Includes 270,000 shares underlying options granted in connection with the August 2002 Offer to Exchange. The number of shares granted was equal to the number of shares tendered by Mr. Taneja, except that options with an exercise price of $36.09 tendered by Mr. Taneja were exchanged at a rate of one share underlying a new option for each two shares underlying such tendered options. Each new option was granted with an exercise price equal to the fair market value of the Common Stock on the date of the grant and is exercisable in accordance with a schedule based on the duration of Mr. Taneja's employment with the Company.

                        OPTION GRANTS IN THE FISCAL YEAR

     The following table sets forth grants of stock options to the named executive officers during the fiscal year ended December 31, 2003.

                                                                                       POTENTIAL REALIZABLE VALUE
                                                                                         AT ASSUMED ANNUAL RATES
                                       PERCENT OF TOTAL                                OF STOCK PRICE APPRECIATION
                                       OPTIONS GRANTED      EXERCISE OR                    FOR OPTION TERM(2)
                         OPTIONS       TO EMPLOYEES IN      BASE PRICE    EXPIRATION   ---------------------------
NAME                    GRANTED(#)       FISCAL YEAR         ($/SHARE)       DATE           5%            10%
----                    ----------     ----------------     -----------   ----------   ------------   ------------
Barry N. Bycoff.......   375,000(1)          6.2%             $ 3.62        3/25/10     $  552,639     $1,287,833
                         375,000(1)          6.2%             $ 4.55        4/25/10     $  694,615     $1,618,749
                         511,636             8.5%             $10.35       12/10/13     $2,155,773     $5,023,867
William C. Bartow.....   150,000(1)          2.5%             $ 3.62        3/25/10     $  221,056     $  515,153
                         150,000(1)          2.5%             $ 4.55        4/25/10     $  277,846     $  647,499
                          50,000             0.8%             $10.35       12/10/13     $  210,674     $  490,961
Regina O. Sommer......   100,000(1)          1.7%             $ 3.62        3/25/10     $  147,370     $  343,436
                         100,000(1)          1.7%             $ 4.55        4/25/10     $  185,230     $  431,666
                          75,000             1.2%             $10.35       12/10/13     $  316,012     $  736,442
Deepak Taneja.........   135,000(1)          2.2%             $ 3.62        3/25/10     $  198,950     $  463,638
                         135,000(1)          2.2%             $ 4.55        4/25/10     $  250,061     $  582,749
Thomas L. Thimot......   136,000             2.3%             $10.35       12/10/13     $  573,035     $1,335,414

---------------

(1) Represents shares underlying options granted in connection with the August 2002 Offer to Exchange. The options were granted to the named executive officers on two different dates. The Company granted 50% of the new options on March 25, 2003 and granted the remaining 50% on April 25, 2003. The number of shares granted to each optionee was equal to the number of shares tendered by each optionee, except that options with an exercise price of $36.09 tendered by Barry Bycoff and Deepak Taneja were exchanged at a rate of one share underlying a new option for each two shares underlying such tendered options. Each new option was granted with an exercise price equal to the fair market value of the Common Stock on the date of the grant and is exercisable in accordance with a schedule based on the duration of each individual's employment with the Company.

(2) Amounts reported in these columns represent amounts that may be realized upon exercise of the options immediately prior to the expiration of their term assuming the specified compound rates of appreciation (5% and 10%) on the market value of the Common Stock over the term of the options. These numbers are calculated based on rules promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price growth. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the timing of such exercise and the future performance of the Common Stock. There can be no assurance that the rates of appreciation assumed in this table can be achieved or that the amounts reflected would be received by the individuals.

             AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END VALUES

     The following table sets forth information with respect to options to purchase the Common Stock granted to the named executive officers, including (i) the number of shares purchased upon exercise of options in the most recent fiscal year, (ii) the net value realized upon such exercise, (iii) the number of unexercised options outstanding at December 31, 2003, and (iv) the value of such unexercised options at December 31, 2003:

                                                        NUMBER OF UNEXERCISED         VALUE OF UNEXERCISED
                                                             OPTIONS AT              IN-THE-MONEY OPTIONS AT
                           SHARES                         DECEMBER 31, 2003          DECEMBER 31, 2003($)(1)
                          ACQUIRED        VALUE      ---------------------------   ---------------------------
NAME                     ON EXERCISE   REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                     -----------   -----------   -----------   -------------   -----------   -------------
Barry N. Bycoff........       --            --         878,750        867,886      $6,722,800     $2,155,500
William C. Bartow......       --            --         157,500        192,500      $  960,300     $  862,200
Regina O. Sommer.......       --            --          73,333        201,667      $  448,598     $  766,402
Deepak Taneja..........       --            --         169,550        128,250      $1,094,268     $  755,980
Thomas L. Thimot.......       --            --          62,499        373,501      $  468,118     $1,778,882

---------------

(1) Based on the closing price of a share of Common Stock on the NASDAQ National Market on December 31, 2003 ($10.16), less the exercise price.

                      EQUITY COMPENSATION PLAN INFORMATION

     The following table provides information about the securities authorized for issuance under the Company's equity compensation plans as of December 31, 2003.

                                            (A)                   (B)                       (C)
                                    ------------------------------------------------------------------------
                                         NUMBER OF                                  NUMBER OF SECURITIES
                                     SECURITIES TO BE                             REMAINING AVAILABLE FOR
                                        ISSUED UPON        WEIGHTED-AVERAGE     FUTURE ISSUANCE UNDER EQUITY
                                        EXERCISE OF        EXERCISE PRICE OF         COMPENSATION PLANS
                                    OUTSTANDING OPTIONS   OUTSTANDING OPTIONS   (EXCLUDING SHARES REFLECTED
PLAN CATEGORY                          AND WARRANTS          AND WARRANTS              IN COLUMN (A))
-------------                       -------------------   -------------------   ----------------------------
Equity compensation plans approved
  by stockholders(1)..............       5,804,332               $5.13                   2,272,645(2)
Equity compensation plans not
  approved by
  stockholders(3)(4)..............       1,040,721               $7.91                     104,447
                                         ---------                                       ---------
Total.............................       6,845,053               $5.53                   2,377,092
                                         =========                                       =========

---------------

(1) Consists of the following equity compensation plans: the 1991 Director Stock Plan, the 1994 Stock Plan, the 1997 Stock Option Plan, as amended, the 1997 Non-Employee Director Stock Option Plan, the 2000 Stock Incentive Plan and the 2002 Employee Stock Purchase Plan (the "2002 ESPP"). Shares of Common Stock are available for issuance under each of these plans, except for the 1991 Director Stock Plan.

(2) Includes an aggregate of 380,778 shares remaining to be issued under the 2002 ESPP, of which up to 112,000 shares are issuable in connection with the current offering period, which ends May 15, 2004.

(3) Consists of the following equity compensation plans; the 2001 Interim General Stock Incentive Plan, the 2002 Employee Retention General Incentive Plan and the 2002 General Stock Incentive Plan. Shares of Common Stock are available for issuance under each of these plans, except for the 2001 Interim General Stock Incentive Plan.

(4) Includes warrants issued to a customer to purchase an aggregate of 48,469 shares of Common Stock at exercise prices ranging from $14.00 to $62.50 per share, and expiration dates through December 15, 2004.

     Subsequent to December 31, 2003, the Company granted to employees and directors options to purchase approximately 837,000 shares of Common Stock. Each option was granted with an exercise price equal to the fair market value of the Common Stock on the date of the grant and is exercisable in accordance with the terms of the plan under which it was granted.

TEN YEAR OPTION REPRICINGS

     The following table sets forth information regarding options that were exchanged pursuant to option exchange agreements. The Compensation Committee approved the option exchanges in order to restore the incentive value of such options.

                                                                                                 LENGTH OF
                                        NUMBER OF       MARKET                                   ORIGINAL
                                          SHARES       PRICE OF     EXERCISE PRICE                OPTION
                                        UNDERLYING     STOCK AT      OF OPTION AT      NEW        TERM AT
                                         OPTIONS       TIME OF         TIME OF       EXERCISE     DATE OF
                              DATE(1)    REPRICED    REPRICING(2)     REPRICING       PRICE      REPRICING
                              -------   ----------   ------------   --------------   --------   -----------
Current Executive Officers
Barry N. Bycoff.............  3/25/03    225,000        $2.40           $36.09        $3.62      12/10/09
                              4/25/03    225,000        $2.40           $36.09        $4.55      12/10/09
                              3/25/03     50,000        $2.40           $24.35        $3.62        8/7/11
                              4/25/03     50,000        $2.40           $24.35        $4.55        8/7/11
                              3/25/03    212,500        $2.40           $15.37        $3.62       3/15/09
                              4/25/03    212,500        $2.40           $15.37        $4.55       3/15/09
William C. Bartow...........  3/25/03     25,000        $2.40           $24.35        $3.62        8/7/11
                              4/25/03     25,000        $2.40           $24.35        $4.55        8/7/11
                              3/25/03     90,000        $2.40           $17.09        $3.62      10/11/09
                              4/25/03     90,000        $2.40           $17.09        $4.55      10/11/09
                              3/25/03     35,000        $2.40           $15.37        $3.62       3/15/09
                              4/25/03     35,000        $2.40           $15.37        $4.55       3/15/09
Regina O. Sommer............  3/25/03    100,000        $2.40           $20.07        $3.62      12/17/11
                              4/25/03    100,000        $2.40           $20.07        $4.55      12/17/11
Deepak Taneja...............  3/25/03     75,000        $2.40           $36.09        $3.62      12/10/09
                              4/25/03     75,000        $2.40           $36.09        $4.55      12/10/09
                              3/25/03     25,000        $2.40           $24.35        $3.62        8/7/11
                              4/25/03     25,000        $2.40           $24.35        $4.55        8/7/11
                              3/25/03     72,500        $2.40           $15.37        $3.62       3/15/09
                              4/25/03     72,500        $2.40           $15.37        $4.55       3/15/09
Former Executive Officer
James Rosen.................  3/25/03     75,000        $2.40           $36.09        $3.62      12/10/09
                              4/25/03     75,000        $2.40           $36.09        $4.55      12/10/09
                              3/25/03     25,000        $2.40           $24.35        $3.62        8/7/11
                              4/25/03     25,000        $2.40           $24.35        $4.55        8/7/11
                              3/25/03     37,500        $2.40           $15.37        $3.62       3/15/09
                              4/25/03     37,500        $2.40           $15.37        $4.55       3/15/09

---------------

(1) The shares underlying options were granted to the executive officers on two different dates. The Company granted 50% of the new options on March 25, 2003 and granted the remaining 50% on April 25, 2003. The number of shares granted to each optionee was equal to the number of shares tendered by each optionee, except that options with an exercise price of $36.09 tendered by Barry Bycoff and Deepak Taneja were exchanged at a rate of one share underlying a new option for each two shares underlying such tendered options. Each new option was granted at fair market value on the date of the grant and is exercisable in accordance with a schedule based on the duration of each individual's employment with the Company.

(2) Represents the closing price of the Company's common stock on September 23, 2003 as reported by the NASDAQ Stock Market.

       2001 INTERIM GENERAL STOCK INCENTIVE PLAN, 2002 EMPLOYEE RETENTION
          GENERAL INCENTIVE PLAN AND 2002 GENERAL STOCK INCENTIVE PLAN

     On December 12, 2001, the Board adopted the 2001 Interim General Stock Incentive Plan ("2001 Interim Plan") pursuant to which non-qualified stock options for up to 600,000 shares of Common Stock may be granted to employees. On March 15, 2002, the Board adopted the 2002 Employee Retention General Incentive Plan ("2002 Retention Plan") pursuant to which non-qualified stock options for up to 263,000 shares of Common Stock may be granted to employees. On July 8, 2002, the Board adopted the 2002 General Stock Incentive Plan ("2002 Stock Plan") pursuant to which non-qualified stock options or stock awards for up to 350,000 shares of Common Stock may be granted to employees. Options may be granted under the 2001 Interim Plan, 2002 Retention Plan and 2002 Stock Plan (collectively, the "Plans") to any employee of the Company or any of its subsidiaries other than an employee who is either (i) an executive officer of the Company for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, (ii) determined by the Company to be a covered employee for purposes of Section 162(m) of the Code, thereby resulting in the award likely being subject to the tax deduction limitations of Section 162(m) of the Code, or (iii) determined by the Company to constitute an "officer" or a "director" for purposes of Rule 4350(i)(1)(A) of the rules of the National Association of Securities Dealers, Inc.

     The Board is authorized to adopt, amend and repeal the administrative rules relating to the Plans and to interpret the provisions of the Plans. The grant of stock options under these Plans shall be on such terms and conditions as deemed appropriate by the Board, provided that the terms and conditions of the options otherwise comply with all provisions of the Plans.

     The Board has the authority to select the recipients of options under the Plans and determine (i) the persons eligible for options under the Plans, (ii) the dates upon which such options become exercisable, (iii) the exercise price of options (which may not be less than the fair market value of the Common Stock on the date of grant), and (iv) the duration of the options (which may not exceed 7 years).

     If any option granted under the Plans expires or is terminated, surrendered, canceled or forfeited, the unused shares of Common Stock covered by such option will again be available for grant under the Plans.

     The terms of the Plans are substantially similar except that no additional options may be granted under the 2002 Retention Plan or the 2001 Interim Plan. No options may be granted under the 2002 Stock Plan after July 8, 2012.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors is responsible for establishing and overseeing the compensation policies for executive officers. The Compensation Committee makes recommendations to the Board regarding the annual salaries and bonuses of and stock option grants to the executive officers of the Company. Currently the Compensation Committee consists of Messrs. Wagner, Chairman, and Lenihan and Ms. Bergeron. From January 1, 2003 to May 15, 2003, the Compensation Committee consisted of Messrs. Mark, Chairman, and Wagner. From May 16, 2003 to December 31, 2003, the Compensation Committee consisted of Messrs. Wagner, Mark and Lenihan.

     The Compensation Committee retains an independent compensation advisory firm to provide comparative data and advice on trends in compensation practices. Based on this information and the goals of the Company, the Compensation Committee devises a compensation package for executive officers, including the Chief Executive Officer, which is designed to:

     - enhance profitability of the Company and stockholder value;

     - align compensation with the Company's annual and long-term performance goals;

     - reward corporate performance;

     - recognize individual initiative, achievement and hard work;

     - assist the Company in attracting and retaining qualified executive officers; and

     - retain and motivate existing officers to perform.

     In order to attract and retain qualified executives, the Compensation Committee strives to make the compensation package competitive with the compensation offered by comparable companies with which the Company competes for talent.

     The compensation package for executives is generally made up of three components:

     - base salary

     - performance-based bonus compensation; and

     - long-term incentive compensation in the form of stock options.

     BASE SALARY. The Compensation Committee endeavors to set base salaries at levels comparable to the amounts paid to executives with similar qualifications, experience and responsibilities at other technology companies. On an annual basis, the Compensation Committee reviews base salaries for all executive officers, including the Chief Executive Officer, and determines if any adjustments should be made based on the competitive data and the individual's performance.

     PERFORMANCE-BASED BONUS COMPENSATION. On an annual basis, the Board establishes financial and operational goals for the Company. Performance-based bonuses for executive officers are based upon management's success in meeting these goals.

     STOCK OPTIONS. Stock options are designed to provide long-term incentives to executive officers, to encourage them to remain with the Company and to develop and maintain a significant, long-term interest in the Company's Common Stock, which in turn motivates these executives to focus on long-term enhancement in stockholder value. Generally, stock option awards vest ratably over a predetermined period of time, with an exercise price equal to the fair market value of the Company's Common Stock on the date of the grant. Therefore, the executive earns no compensation with respect to these options unless the Company's share price increases.

     In determining actual awards, the Compensation Committee considers the external competitive market, past option grants, the contribution of each individual, and the need to retain the individual.

     In August 2002, the Company offered to all of its employees the opportunity to exchange certain outstanding options to purchase shares of Common Stock for new options to purchase shares of Common Stock. The offer to exchange excluded directors and non-employees of the Company, expired on September 23, 2002 and provided for the grant of new options on two different dates. The Company granted 50% of the new options on March 25, 2003 and 50% of the new options on April 25, 2003 to employees that were continuously and actively employed from the date the employee tendered eligible options for exchange to the date of the grant of the new options. Mr. Bycoff, Mr. Bartow, Ms. Sommer and Mr. Taneja elected to participate in the option exchanges. See the table under the heading "Ten-Year Option Repricings" included elsewhere in this Proxy Statement.

     The number of shares underlying the new options was equal to the number of shares underlying the cancelled eligible options, except that certain options granted to certain executive officers were exchanged at a rate of one share underlying a new option for each two shares underlying the tendered options. The exercise price per share of the new options was equal to the fair market value of one share of common stock on the date of grant of the new options as determined in accordance with the applicable option plans. Each new option will vest in accordance with a schedule tied to the length of time of an individual's employment with the Company.

     Because the market value of the Common Stock had fallen substantially below the exercise price of most outstanding options, the value of such stock options as means of motivating and retaining employees, including Mr. Bycoff, Mr. Bartow, Ms. Sommer and Mr. Taneja, had been significantly diminished. The Company Committee recommended, and our Board approved, the option exchange because they believed that the Company needed to restore the value of the existing stock options as a means of motivating and retaining employees in order to promote the successful implementation of the Company's strategies. The stock options surrendered by Mr. Bycoff, Mr. Bartow, Ms. Sommer and Mr. Taneja had exercise prices ranging from $15.37 to $36.09 per share, significantly above the market price of the Common Stock at the time of the offer to exchange. On the effective dates of the exchange, the closing market price of the Common Stock as reported by the NASDAQ Stock Market was $3.62 and $4.55, respectively. Accordingly, the Compensation Committee believed that the option exchange program was an appropriate mechanism to create performance incentives and retain these executives

2003 COMPENSATION.

     For 2003, the Compensation Committee determined that the base salary of the executive officers, including the Chief Executive Officer, was competitive with the marketplace. The base salary for 2003 of Barry N. Bycoff, the Chief Executive Officer and President of the Company, was $375,000 and Mr. Bycoff was granted a $25,000 retention bonus, in accordance with the terms of his Executive Employment Agreement.

     In establishing Mr. Bycoff's 2003 performance-based bonus compensation, the Compensation Committee established objective measures against which Mr. Bycoff's performance was measured, including achievement of certain revenue goals and other operational goals relating to, among other things, revenue growth, operating income and earnings per share. The Company achieved a number of the specified goals in 2003 and as a result Mr. Bycoff received a performance-based bonus of $77,000.

     In making recommendations for specific grants of options to executives, the Compensation Committee evaluated each executive officer's total equity compensation package in relation to competitive data provided by the independent compensation advisory firm. The Compensation Committee reviewed the past option grants to each executive officer, including vesting, exercise price and the current value of the unvested options. Based on that review, the Compensation Committee granted Mr. Bycoff options to purchase 511,636 shares of the Company's Common Stock at an exercise price of $10.35 per share, the fair market value of the Common Stock at the date of grant.

     Section 162(m) of the Code generally disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to the company's Chief Executive Officer and the four other most highly compensated executive officers. Certain compensation, including qualified performance-based compensation, will not be subject to the deduction limit if certain requirements are met. The Compensation Committee reviews the potential effect of Section 162(m) periodically and uses its judgment to authorize compensation payments that may be subject to the limit when the Compensation Committee believes such payments are appropriate and in the best interests of the Company and its stockholders, after taking into consideration changing business conditions and the performance of its employees.

                                          COMPENSATION COMMITTEE

                                          Ralph B. Wagner, Chairman
                                          Lawrence D. Lenihan, Jr.
                                          Sandra E. Bergeron

                      EMPLOYMENT AND RETENTION AGREEMENTS

     The Company has entered into an Executive Employment Agreement with Mr. Bycoff. The agreement is for an initial three-year term ending in May 2005, and renews automatically for additional one-year periods unless terminated. The agreement provides for a base salary of $375,000, an annual retention bonus of $25,000 and incentive bonus compensation of up to 75% of base salary, payable upon the attainment of performance milestones mutually agreed to by Mr. Bycoff and the Compensation Committee prior to each fiscal year. The agreement also provides for life and disability insurance coverage. The agreement provides that in the event of a change of control of the Company (as defined in the agreement), if Mr. Bycoff's employment is terminated by the Company without cause (as defined in the agreement), Mr. Bycoff will be entitled to either 36 months or 24 months base salary and bonus, depending on the particular circumstances of the termination, and

24 months continuation of life and disability insurance benefits. In the event of termination in connection with a change in control, 50% of Mr. Bycoff's unvested stock options will automatically vest. In the event the Company does not renew the agreement after its initial three-year term, Mr. Bycoff will be entitled to 12 months continued payment of base salary and bonus.

     The Company has entered into Executive Retention Agreements with the each of the named executive officers. These agreements provide that in the event of a change of control of the Company (as defined in the agreements), if the executive officer's employment is terminated by the Company or by the executive officer for good reason (as defined in the agreements), the executive officer will be entitled to six months base salary and bonus, 12 months continuation of benefits and the acceleration of outstanding stock options so that the number of shares that would otherwise have become vested during the two-year period following the date of termination will immediately become exercisable.

                               PERFORMANCE GRAPH

     The following graph compares the total cumulative shareholder returns on common stock over the past five fiscal years for the Company with the total cumulative returns of The NASDAQ Stock Market (U.S.) and their Peer Group from December 31, 1998 through December 31, 2003. The Company has traditionally used a peer group composed of NASDAQ listed companies in *SIC Code 7300-7399 Business Services. The graph assumes an investment of $100 in the Common Stock on 12/31/1998, and the reinvestment of all dividends.

The stock price performance included in this graph is not necessarily indicative of future stock price performance.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
          AMONG NETEGRITY, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX,
                                AND A PEER GROUP

                              [PERFORMANCE GRAPH]

----------------------------------------------------------------------------------
                        12/98     12/99      12/00      12/01     12/02     12/03
----------------------------------------------------------------------------------
 Netegrity, Inc.       100.00    1320.30    1891.21    673.36    113.14    353.37
 NASDAQ Stock Market
  (U.S.)               100.00     185.43     111.83     88.76     61.37     91.75
 Peer Group            100.00     210.27     106.54     83.64     57.37     75.39

---------------
* $100 invested on 12/31/98 in stock or index-including reinvestment of dividends. Fiscal year ending December 31.

                     CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

     On June 20, 2002, the Company terminated the engagement of Arthur Andersen LLP ("AA") as the Company's independent public accountants. This decision was approved by the Audit Committee and by the Board of Directors. AA's report on the Company's consolidated financial statements for the fiscal year ended December 31, 2001 did not contain an adverse opinion, a disclaimer of opinion or any qualifications or modifications related to uncertainty, limitation of audit scope or accounting principles. From March 31, 2001, the date of AA's engagement, through June 20, 2002, the date of termination of the engagement, there were no disagreements with AA on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure that, if not resolved to AA's satisfaction, would have caused AA to make reference to the subject matter of the disagreement in connection with AA's reports.

     During AA's engagement, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the SEC.

     On June 26, 2002, the Company engaged KPMG LLP ("KPMG") as its independent public accountants for the year ending December 31, 2002. The engagement was approved by the Audit Committee and by the Board. The Company did not consult with KPMG during the year ended December 31, 2001 nor during the subsequent period to the date of such engagement regarding either (i) the application of accounting principles to a specified transaction or transactions, either completed or proposed, or (ii) the type of audit opinion KPMG might render on the Company's consolidated financial statements.

     KPMG served as the Company's independent public accountants for the year ending December 31, 2003. The Company has selected KPMG as its independent public accountants for the year ending December 31, 2004.

     Representatives of KPMG are expected to be present at the annual meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors, executive officers, and persons who own more than 10% of a registered class of the Company's equity securities (collectively, "Reporting Persons") to file initial reports of ownership and reports of changes in ownership of Common Stock with the SEC. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of reports filed by reporting persons pursuant to Section 16(a) of the Exchange Act or written representations from reporting persons that no Form 5 filing was required for such persons, the Company believes that, during the year ended December 31, 2003, all filing required to be made by its reporting persons were timely made in accordance with the requirements of the Exchange Act, except as follows: Mr. Rosen, Mr. Bartow, Mr. Bycoff, Mr. Taneja and Ms. Sommer were each not timely in filing one report reflecting one option grant.

                             STOCKHOLDER PROPOSALS

     Proposals of stockholders submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended for inclusion in the proxy statement for the 2005 Annual Meeting of Stockholders must be received at the Company's principal executive offices not later than December 1, 2004.

     Written notice of a stockholder proposal to be raised at its 2004 Annual Meeting submitted outside the process of Rule 14a-8 of the Securities Exchange Act of 1934 must have been received at the Company's principal executive offices between January 17, 2004 and February 16, 2004, and for consideration at the 2005 Annual Meeting of Stockholders must be received between January 26, 2005 and February 25, 2005, in order to be considered timely under the Securities Exchange Act of 1934.

                                 OTHER BUSINESS

     The Board knows of no business that will be presented for consideration at the Meeting other than those items stated above. If any other business should come before the Meeting, votes may be cast pursuant to proxies in respect to any such business in the best judgment of the person or persons acting under the proxies.

                            SOLICITATION OF PROXIES

     The cost of solicitation of proxies will be borne by the Company, and in addition to soliciting stockholders by mail, the Company may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have stock of the Company registered in the names of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Company may also be made of some stockholders in person or by mail, telephone or internet following the original solicitation. Netegrity has contracted with Georgeson Shareholder Communications, Inc. to assist in the solicitation of proxies for a fee of $12,500 plus expenses.

                        HOUSEHOLDING OF PROXY STATEMENT

     Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of the Company's proxy statement or annual report may have been sent to multiple stockholders in your household. The Company will promptly deliver a copy of either document to you if you call or write the Company at the following address or phone number: Netegrity, Inc., 201 Jones Road, Waltham, Massachusetts 02451, Attention: Corporate Secretary, (781) 890-1700. If you would like to receive separate copies of the annual report and proxy statement in the future, or if you have received multiple copies and in the future would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact the Company at the above address and phone number.

                                          By Order of the Board of Directors,

                                          /s/ Barry N. Bycoff
                                          President And Chief Executive Officer

                                   APPENDIX A
                                NETEGRITY, INC.

                            AUDIT COMMITTEE CHARTER

A. PURPOSE

     The purpose of the Audit Committee is to assist the Board of Directors' oversight of the Company's accounting and financial reporting processes and the audits of the Company's financial statements.

B. STRUCTURE AND MEMBERSHIP

     1. Number. The Audit Committee shall consist of at least three members of the Board of Directors.

     2. Independence. Except as otherwise permitted by the applicable NASDAQ rules, each member of the Audit Committee shall be independent as defined by NASDAQ rules, meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act (subject to the exemptions provided in Rule 10A-3(c)), and not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years.

     3. Financial Literacy. Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement, at the time of his or her appointment to the Audit Committee. In addition, at least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Unless otherwise determined by the Board of Directors (in which case disclosure of such determination shall be made in the Company's annual report filed with the SEC), at least one member of the Audit Committee shall be an "audit committee financial expert" (as defined by applicable SEC rules).

     4. Chair. Unless the Board of Directors elects a Chair of the Audit Committee, the Audit Committee shall elect a Chair by majority vote.

     5. Compensation. The compensation of Audit Committee members shall be as determined by the Board of Directors. No member of the Audit Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries, other than fees paid in his or her capacity as a member of the Board of Directors or a committee of the Board.

     6. Selection and Removal. Members of the Audit Committee shall be appointed by the Board of Directors, upon the recommendation of the Nominations Committee. The Board of Directors may remove members of the Audit Committee from such committee, with or without cause.

C. AUTHORITY AND RESPONSIBILITIES

  General

     The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company's management and the independent auditor, in accordance with its business judgment. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company's financial statements and for reviewing the Company's unaudited interim financial statements. The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that the Company's financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee the independent auditor's report.

  Oversight of Independent Auditors

     1. Selection. The Audit Committee shall be solely and directly responsible for appointing, evaluating, retaining and, when necessary, terminating the engagement of the independent auditor. The Audit Committee may, in its discretion, seek stockholder ratification of the independent auditor it appoints.

     2. Independence. The Audit Committee shall take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the independent auditor. In connection with this responsibility, the Audit Committee shall obtain and review a formal written statement from the independent auditor describing all relationships between the auditor and the Company, including the disclosures required by Independence Standards Board Standard No. 1. The Audit Committee shall actively engage in dialogue with the auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the auditor.

     3. Compensation. The Audit Committee shall have sole and direct responsibility for setting the compensation of the independent auditor. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of the independent auditor established by the Audit Committee.

     4. Pre-approval of Services. The Audit Committee shall pre-approve all audit services to be provided to the Company, whether provided by the principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to the Company by the independent auditor. The Audit Committee may delegate to one or more designated members of the Audit Committee who are independent directors of the Board of Directors, the authority to grant pre-approvals. The decisions of any member to whom authority is delegated to pre-approve an activity shall be presented to the full Audit Committee at each of its scheduled meetings. Without limiting the foregoing, de minimis non-audit services may instead be approved in accordance with applicable SEC rules.

     5. Oversight. The independent auditor shall report directly to the Audit Committee, and the Audit Committee shall have sole and direct responsibility for overseeing the work of the independent auditor, including resolution of disagreements between Company management and the independent auditor regarding financial reporting. In connection with its oversight role, the Audit Committee shall, from time to time as appropriate, receive and consider the reports required to be made by the independent auditor regarding:

     - critical accounting policies and practices;

     - alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with Company management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

     - other material written communications between the independent auditor and Company management.

  Audited Financial Statements

     6. Review and Discussion. The Audit Committee shall review and discuss with the Company's management and independent auditor the Company's audited financial statements, including the matters about which Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU sec.380) requires discussion.

     7. Recommendation to Board Regarding Financial Statements. The Audit Committee shall consider whether it will recommend to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K.

     8. Audit Committee Report. The Audit Committee shall prepare an annual committee report for inclusion where necessary in the proxy statement of the Company relating to its annual meeting of security holders.

  Review of Other Financial Disclosures

     9. Independent Auditor Review of Interim Financial Statements. The Audit Committee shall direct the independent auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information and to discuss promptly with the Audit Committee and the Chief Financial Officer any matters identified in connection with the auditor's review of interim financial information which are required to be discussed by applicable auditing standards. The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose interim financial information prior to completion of the independent auditor's review of interim financial information.

  Controls and Procedures

     10. Oversight. The Audit Committee shall coordinate the Board of Directors' oversight of the Company's internal control over financial reporting, disclosure controls and procedures and code of conduct. The Audit Committee shall receive and review the reports of the CEO and CFO required by Rule 13a-14 of the Exchange Act.

     11. Procedures for Complaints. The Audit Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

     12. Related-Party Transactions. The Audit Committee shall review all related party transactions on an ongoing basis, and all such transactions must be approved by the Audit Committee.

     13. Additional Powers. The Audit Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

D. PROCEDURES AND ADMINISTRATION

     1. Meetings. The Audit Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Audit Committee may also act by unanimous written consent in lieu of a meeting. The Audit Committee shall keep such records of its meetings as it shall deem appropriate.

     2. Subcommittees. The Audit Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to pre-approve audit, review, attest or non-audit services shall be presented to the full Audit Committee at its next scheduled meeting.

     3. Reports to Board. The Audit Committee shall report regularly to the Board of Directors.

     4. Charter. At least annually, the Audit Committee shall review and reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

     5. Independent Advisors. The Audit Committee is authorized, without further action by the Board of Directors, to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors as established by the Audit Committee.

     6. Investigations. The Audit Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Audit Committee or any advisors engaged by the Audit Committee.

     7. Funding. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

                                                                      Appendix B

                                 NETEGRITY, INC.

                            2004 STOCK INCENTIVE PLAN

Purpose

  The purpose of this 2004 Stock Incentive Plan (the "Plan") of Netegrity, Inc., a Delaware corporation (the "Company"), is to advance the interests of the Company's stockholders by enhancing the Company's ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company's stockholders. Except where the context otherwise requires, the term "Company" shall include any of the Company's present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code") and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the "Board").

Eligibility

  All of the Company's employees, officers, directors, consultants and advisors (including persons who have entered into an agreement with the Company under which they will be employed by the Company in the future) are eligible to be granted options, restricted stock awards, stock appreciation rights or other stock-based awards (each, an "Award") under the Plan. Each person who has been granted an Award under the Plan shall be deemed a "Participant".

Administration and Delegation

      Administration by Board of Directors. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board's sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

      Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "Committee"). All references in the Plan to the "Board" shall mean the Board or a Committee of the Board or the officers referred to in Section 3(c) to the extent that the Board's powers or authority under the Plan have been delegated to such Committee or officers.

      Delegation to Officers. To the extent permitted by applicable law, the Board may delegate to one or more officers of the Company the power to grant Awards to employees or officers of the Company or any of its present or future subsidiary corporations and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the terms of the Awards to be granted by such officers (including the exercise price of such Awards, which may include a formula by which the exercise price will be determined) and the maximum number of shares subject to Awards that the officers may grant; provided further, however, that no officer shall be authorized to grant Awards to any "executive officer" of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) or to any "officer" of the Company (as defined by Rule 16a-1 under the Exchange Act).

Stock Available for Awards

      Number of Shares. Subject to adjustment under Section 9, Awards may be made under the Plan for up to 4,000,000 shares of common stock, $.01 par value per share, of the Company (the "Common Stock"). Notwithstanding the foregoing, no more than 800,000 shares of Common Stock may be issued pursuant to all Awards other than Options or SARs (each as hereinafter defined). If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan, subject, however, in the case of Incentive Stock Options (as hereinafter defined), to any limitations under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

      Per-Participant Limit. Subject to adjustment under Section 9, the maximum number of shares of Common Stock with respect to which Awards may be granted to any Participant under the Plan shall be 500,000 per calendar year. The per-Participant limit described in this Section 4(b) shall be construed and applied consistently with Section 162(m) of the Code ("Section 162(m)").

Stock Options

      General. The Board may grant options to purchase Common Stock (each, an "Option") and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option which is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a "Nonstatutory Stock Option".

      Incentive Stock Options. An Option that the Board intends to be an "incentive stock option" as defined in Section 422 of the Code (an "Incentive Stock Option") shall only be granted to employees of Netegrity, Inc., any of Netegrity, Inc.'s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of
Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option.

      Exercise Price. The Board shall establish the exercise price at the time each Option is granted and specify it in the applicable option agreement; provided, however, that the exercise price shall be not less than 100% of the Fair Market Value (as hereinafter defined) at the time the Option is granted.

      Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement; provided, however, that no Option will be granted for a term in excess of 10 years.

      Exercise of Option. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised.

      Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

            in cash or by check, payable to the order of the Company;

            except as the Board may otherwise provide in an option agreement, by
(i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to pay promptly to the Company the exercise price and any required tax withholding;

            if provided for in the option agreement or approved by the Company in its sole discretion, by delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by (or in a manner approved by) the Board ("Fair Market Value"), provided (i) such method of payment is then permitted under applicable law, (ii) such Common Stock, if acquired directly from the Company, was owned by the Participant at least six months prior to such delivery and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

            if provided for in the option agreement or approved by the Company in its sole discretion, by (i) delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (ii) payment of such other lawful consideration as the Board may determine; or

            by any combination of the above permitted forms of payment.

      Substitute Options. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Options in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Options may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Options contained in the other sections of this Section 5 or in Section 2.

Stock Appreciation Rights

      Nature of Stock Appreciation Rights. A Stock Appreciation Right, or SAR, is an Award entitling the holder on exercise to receive an amount in cash or Common Stock or a combination thereof (such form to be determined by the Board) determined in whole or in part by reference to appreciation, from and after the date of grant, in the fair market value of a share of Common Stock. SARs may be based solely on appreciation in the fair market value of Common Stock or on a comparison of such appreciation with some other measure of market growth such as (but not limited to) appreciation in a recognized market index. The date as of which such appreciation or other measure is determined shall be the exercise date unless another date is specified by the Board in the SAR Award.

      Grants. Stock Appreciation Rights may be granted in tandem with, or independently of, Options granted under the Plan.

            Rules Applicable to Tandem Awards. When Stock Appreciation Rights are expressly granted in tandem with Options, the Stock Appreciation Right and the related Options will be exercisable only at such time or times and on such conditions as the Board may specify in the SAR Award or the related Option.

            Exercise of Independent Stock Appreciation Rights. A Stock Appreciation Right not expressly granted in tandem with an Option will become exercisable at such time or times, and on such conditions, as the Board may specify in the SAR Award.

      Exercise. Any exercise of a Stock Appreciation Right must be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by any other documents required by the Board.

Restricted Stock.

      Grants. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a "Restricted Stock Award").

      Terms and Conditions. The Board shall determine the terms and conditions of a Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any.

      Stock Certificates. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "Designated Beneficiary"). In the absence of an effective designation by a Participant, "Designated Beneficiary" shall mean the Participant's estate.

Other Stock-Based Awards.

  Other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property, may be granted hereunder to Participants ("Other Stock Unit Awards"), including without limitation Awards entitling recipients to receive shares of Common Stock to be delivered in the future. Such Other Stock Unit Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock Unit Awards may be paid in shares of Common Stock or cash, as the Board shall determine. Subject to the provisions of the Plan, the Board shall determine the conditions of each Other Stock Unit Awards, including any purchase price applicable thereto. At the time any Award is granted, the Board may provide that, at the time Common Stock would otherwise be delivered pursuant to the Award, the Participant will instead receive an instrument evidencing the Participant's right to future delivery of the Common Stock.

Adjustments for Changes in Common Stock and Certain Other Events.

      Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than an ordinary cash dividend,
(i) the number and class of securities available under this Plan, (ii) the limit on the number of securities available under this Plan for Awards other than Options and SARs set forth in Section 4(a), (iii) the per-Participant limit set forth in Section 4(b), (iv) the number and class of securities and exercise price per share subject to each outstanding Option, (v) the repurchase price per share subject to each outstanding Restricted Stock Award and (vi) the share- and per-share-related provisions of each outstanding Stock Appreciation Right and Other Stock Unit Award, shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent determined by the Board.

      Reorganization Events.

            Definition. A "Reorganization Event" shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property, (b) any exchange of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange transaction or (c) any liquidation or dissolution of the Company.

            Consequences of a Reorganization Event on Awards. In connection with a Reorganization Event, the Board shall take any one or more of the following actions as to all or any outstanding Awards on such terms as the Board determines: (i) provide that Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to a Participant, provide that the Participant's unexercised Options or other unexercised Awards shall become exercisable in full and will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the Participant within a specified period following the date of such notice, (iii) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the "Acquisition Price"), make or provide for a cash payment to a Participant equal to (A) the Acquisition Price times the number of shares of Common Stock subject to the Participant's Options or other Awards (to the extent the exercise price does not exceed the Acquisition Price) minus (B) the aggregate exercise price of all such outstanding Options or other Awards, in exchange for the termination of such Options or other Awards, (iv) provide that outstanding Awards shall become exercisable or realizable, or restrictions applicable to a Restricted Stock Award or other Award shall lapse, in whole or in part prior to or upon such Reorganization Event, (v) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise price thereof) and (vi) any combination of the foregoing. To the extent all or any portion of an Option becomes exercisable solely as a result of clause (ii) above, the Board may provide that upon exercise of such Option the Participant shall receive shares subject to a right of repurchase by the Company or its successor at the Option exercise price; such repurchase right (x) shall lapse at the same rate as the Option would have become exercisable under its terms and (y) shall not apply to any shares subject to the Option that were exercisable under its terms without regard to clause (ii) above. Without limiting the generality of Sections 10(f) and 11(d) below, the Board shall have the right to amend this Section 9(b)(2) to the extent it deems necessary or advisable.

General Provisions Applicable to Awards

      Transferability of Awards. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Option intended to be an Incentive Stock Option, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

      Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

      Board Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

      Termination of Status. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant's legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.

      Withholding. Each Participant shall pay to the Company, or make provision satisfactory to the Company for payment of, any taxes required by law to be withheld in connection with an Award to such Participant. If provided for in an Award or approved by the Company in its sole discretion, a Participant may satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company's minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). Shares surrendered to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

      Amendment of Award. Except as prohibited by Section 5(d), The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefore another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

      Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

      Acceleration. The Board may at any time provide that any Award shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

      Deferrals. The Board may permit Participants to defer receipt of any Common Stock issuable upon exercise of an Option or upon the lapse of any restriction applicable to any Restricted Stock Award, subject to such rules and procedures as it may establish.

      Share Issuance. To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of shares of Common Stock or Restricted Stock, the Board may provide for the issuance of such shares on a non-certificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange on which the Common Stock is traded.

Miscellaneous

      No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

      No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares. Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

      Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board, but no Award may be granted unless and until the Plan has been approved by the Company's stockholders. No Awards shall be granted under the Plan after the completion of 10 years from the earlier of
(i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company's stockholders, but Awards previously granted may extend beyond that date.

      Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time; provided that, to the extent determined by the Board, no amendment requiring stockholder approval under any applicable legal, regulatory or listing requirement shall become effective until such stockholder approval is obtained. No Award shall be made that is conditioned upon stockholder approval of any amendment to the Plan.

      Provisions for Foreign Participants. The Board may, without amending the Plan, modify Awards or Options granted to Participants who are foreign nationals or employed outside the United States or establish subplans under the Plan to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

      Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.

                                  DETACH HERE


                                     PROXY

                                NETEGRITY, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 26, 2004

      The undersigned hereby appoints Barry N. Bycoff and Regina O. Sommer, and each of them, as proxies, with full power of substitution, to vote all shares of capital stock of Netegrity, Inc. (the "Company") which the undersigned is entitled to vote as indicated upon the matters on the reverse side at the Annual Meeting of Stockholders of the Company to be held on Wednesday, May 26, 2004, at 9:00 a.m., local time, at the Company, 201 Jones Road, Waltham, MA 02451 and at any adjournments thereof. Attendance of the undersigned at the Annual Meeting of Stockholders or any adjourned session thereof will not be deemed to revoke this proxy unless the undersigned affirmatively indicate(s) there at the intention of the undersigned to vote said shares of common stock in person. If the undersigned holds any of the shares of common stock in a fiduciary, custodial or joint capacity or capacities, this proxy is signed by the undersigned in every such capacity as well as individually.

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                              PLEASE ACT PROMPTLY

      DATE AND SIGN THIS PROXY IN THE SPACE PROVIDED AND RETURN IT IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON.
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE
CORRECT THE ADDRESS IN THE SPACE
PROVIDED BELOW AND RETURN THIS
PORTION IN THE ENVELOPE PROVIDED.          DO YOU HAVE ANY COMMENTS?

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                                      C-2

                                                                      Appendix C

NETEGRITY, INC.

C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                         -----------------------------


                         -----------------------------
                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.


------------------------------------        ------------------------------------
VOTE-BY-INTERNET    [COMPUTER ICON]         VOTE-BY-TELEPHONE      [PHONE ICON]
                                      OR
LOG ON TO THE INTERNET AND GO TO            CALL TOLL-FREE
HTTP://WWW.EPROXYVOTE.COM/NETE              1-877-PRX-VOTE (1-877-779-8683)
------------------------------------        ------------------------------------

  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.







            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

[X] PLEASE MARK                                                             #NTE
    VOTES AS IN
    THIS EXAMPLE.



THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSAL 2 AND PROPOSAL 3.

1. Election of Directors.

   NOMINEES: (01) Sandra E. Bergeron, (02) Barry N. Bycoff,
             (03) Eric R. Giler, (04) Lawrence D. Lenihan, Jr.,
             (05) Ronald T. Maheu and (06) Ralph B. Wagner

                  FOR                   WITHHELD
                  ALL     [ ]       [ ] FROM ALL
                NOMINEES                NOMINEES

             [ ]__________________________________________
                For all nominee(s) except as written above

2. Approval of the adoption of the 2004 Stock            FOR   AGAINST   ABSTAIN
   Incentive Plan.                                       [ ]     [ ]       [ ]

3. To grant discretionary authority to the presiding     [ ]     [ ]       [ ]
   officer to propose and vote for one or more adjournments of the annual meeting, including adjournments to permit further solicitations of proxies.

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

   Mark box at right if you plan to attend the Annual Meeting.            [ ]

   Mark box at right if an address change or comment has been             [ ]
   noted on the reverse side of this card.

   Please sign this proxy exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee, guardian, or other fiduciary please give full title as such. If a corporation, please sign in corporate name, by authorized officer. If a partnership, please sign in partnership name by authorized person.


Signature:______________ Date:________    Signature:______________ Date:________



                                      C-1